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                                                                   EXHIBIT 10.43

                                FIRST AMENDMENT
                                      TO
                      AMENDED, RESTATED AND CONSOLIDATED
                    EQUIPMENT AND LEASE PURCHASE AGREEMENT

          First Amendment, dated as of April 8, 1998, by and between ROCKFORD LIMITED I, a New York corporation (the "Purchaser") and ROCKFORD INDUSTRIES,
                                        ---------
INC., a California corporation (the "Seller"), to the Amended, Restated and
                                     ------
Consolidated Equipment and Lease Purchase Agreement, dated as of August 28, 1997, by and between the Purchaser and the Seller (as amended to date, the "Lease Purchase Agreement"). Capitalized terms used in this Agreement, and not
 ------------------------
defined herein, shall have the respective definitions provided in the Lease Purchase Agreement.

          The Purchaser and the Seller agree that it is in their mutual interests to modify the Lease Purchase Agreement as follows:

          NOW, THEREFORE, it is agreed:

          1.   Section 3.02(b) of the Lease Purchase Agreement is hereby amended
               ---------------
in its entirety to read as follows:

          "(b) Seller owns, or will own immediately prior to the sale of such Lease Contract and Equipment to Purchaser hereunder, the Equipment covered by each Lease Contract (except for any transferable computer software license included in such Equipment, for which Seller's interest is limited to a non-exclusive, transferable license) or has, or will have immediately prior to the sale of such Lease Contract and Equipment to Purchaser hereunder, a first priority perfected security interest in such Equipment."

          2.   Section 3.02(v) of the Lease Purchase Agreement is hereby amended
               ---------------
in its entirety to read as follows:

          "(v) Each Lease Contract involves the lease of tangible personal property owned by Seller or the loan of money secured by a security interest in tangible personal property owned by the Lessee thereunder, except in such case any transferable computer software
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     license included therein, for which Seller's or such Lessee's interest is limited to a non-exclusive, transferable license."

          3.    Section 3.02(gg) of the Lease Purchase Agreement is hereby
                ----------------
amended in its entirety to read as follows:

          "(gg) Seller has good and legal title to each of the Lease Contracts and Equipment (except for any transferable computer software license included in such Equipment, for which Seller's interest is limited to a non-exclusive, transferable license) and/or a first priority security interest in the Equipment in accordance with the perfection requirements of
     Section 2.01(d) of the Pooling and Servicing Agreement, in all cases free
     ---------------
     and clear of any encumbrances and adverse claims, except for the rights of the Lessees in and to the Equipment that are expressed in and under the Lease Contracts."

          4. This Amendment may be executed in two or more counterparts which, taken together, shall constitute a single agreement binding upon the parties hereto. As hereby amended, the Lease Purchase Agreement is ratified and affirmed by the Seller and the Purchaser, all effective as of the date hereof.

ROCKFORD INDUSTRIES, INC.,
     as Seller


By:  _____________________
     Name:
     Title:

ROCKFORD LIMITED I,
     as Purchaser


By:  _____________________
     Name:
     Title:

(Signatures continued.)
(Signatures continued.)
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AGREED AND ACCEPTED:
--------------------
CAPITAL MARKETS ASSURANCE CORPORATION


By: __________________________
     Name:
     Title:


SUN AMERICA LIFE INSURANCE COMPANY



By: __________________________
     Name:
     Title:


CHASE BANK OF TEXAS, N.A.,
f/k/a Texas Commerce Bank National Association, as Trustee and Back-up Servicer


By: __________________________
     Name:
     Title: